KeyCorp Barclays 2015 Global Financial Services Conference September 18, 2015 Don Kimble Chief Financial Officer Chris Gorman President, Key Corporate Bank Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal,” “objective,”
“plan,” “expect,” “assume,” “anticipate,” “intend,” “project,” “believe,” “estimate,” or other words of similar meaning. Forward-looking statements provide management’s current expectations or forecasts of future events, circumstances, results or aspirations. Forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements.
There is no assurance that any list of risks and uncertainties or risk factors is complete.  Factors that could cause actual results to differ from those described in forward-looking statements include, but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3) adverse changes in credit quality trends; (4) our concentrated credit exposure in commercial, financial, and agricultural loans; (5)
defaults by our loan counterparties or clients; (6) the extensive and increasing regulation of the U.S. financial services industry; (7) changes in accounting policies, standards, and interpretations; (8) increasing capital and liquidity standards under applicable regulatory rules; (9) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (10) our ability to receive dividends from our subsidiary, KeyBank; (11) downgrades in our credit ratings or those of
KeyBank; (12) operational or risk management failures by us or critical third-parties; (13) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (14) negative outcomes from claims or litigation; (15) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (16) a reversal of the U.S. economic recovery due to financial, political or other shocks; (17) our ability to anticipate interest rate changes and manage interest rate risk; (18) deterioration of economic conditions in the geographic regions where we operate; (19) the soundness of other financial institutions; (20) our ability to attract and retain talented executives and employees and to manage our reputational risks; (21) our ability to timely and effectively implement our strategic initiatives; (22) increased competitive pressure due to industry consolidation; (23) unanticipated adverse effects of strategic partnerships or acquisitions and dispositions of assets or businesses; and (24) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2014 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Any forward-looking statements made by us or on our behalf speak only as of the date they are made, and Key does not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances.
This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “Common Equity Tier 1,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation or our most recent earnings press release.

Progress Made in 2015
•
Client growth: new and expanded relationships
•
Improved performance in core businesses
•
Positive operating leverage
•
Business investments
Key continues to execute and deliver on commitments
Driving Positive
Operating Leverage
Maintaining a Moderate
Risk Profile
Remaining
Disciplined
with Capital
Management
•
Strong asset quality
•
NCOs below targeted range
•
Remaining disciplined with structure and
relationship focus
Note: not all graphs not to scale
(a)
Payout ratio calculations based upon CCAR submissions and generally available industry data
(b)
Capital return includes cash dividends paid and common share repurchases;  common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans
1H14
1H15
1H15 net
charge-offs to
average loans
.22%
-
.40%
.60%
1.00%
Targeted range
•
Shareholder payout
among the highest in peer group
(a)
:
82% of FY14 net income returned to shareholders
•
Increased common share dividend by 15% in 2Q15
•
Continued execution of share repurchases:
over $300 million in 1H15
1H14
1H15
PPNR up 4%
Capital return
up 28%
(b)
Cash dividends
paid
Common share
repurchases

Focused Forward: Driving Positive Operating Leverage
Executing action plans across our organization to improve productivity and efficiency
Revenue Growth
Revenue Growth
Expense Savings
Expense Savings
Acquiring and expanding relationships to grow our businesses
•
New vertical and expertise: technology
•
New product launches: Hassle-Free,
purchase card and prepaid card
•
Leveraging strategic partnerships
•
Adding bankers
•
Enhanced sales management process
Improving Productivity
Strengthening Products and Capabilities
Continuous improvement efforts enable identification and execution of expense savings
Occupancy
Right-sizing
Operational Efficiencies
•
Optimizing branch count:
continued net reduction
•
Reducing non-branch square footage:
plans to reduce 15% of non-branch
square footage by 2016
•
FTE remixing: support, sales and service
•
Business realignment: exit of Victory and international
leasing, reduction of fixed income trading platform
•
Lean Six Sigma: end-to-end process improvements
Total FTE:
13%
2Q12
2Q15
Core Business Growth
•
Investing in our core, relationship-based businesses
•
Aligning resources with opportunity
LTM Investment Banking &
Debt Placement Fees:      20%
2Q14
LTM
2Q15
LTM
Note: Graphs not to scale; LTM denotes the ‘last twelve months’

Focused Forward: Moderate Risk Profile
Enterprise-wide risk management approach
Targeted, Relationship-based Approach
Targeted, Relationship-based Approach
Strong Asset Quality, Below Targeted Range
Strong Asset Quality, Below Targeted Range
•
Target specific segments and sectors where we
have expertise
•
Execute rigorous and disciplined sales approach
•
Clearly defined and well understood risk appetite
and tolerances
•
Risk management principles applied actively
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
2Q12
4Q12
2Q13
4Q13
2Q14
4Q14
2Q15
Targeted range: .40% –
.60%
Net Charge-offs to
Average Loans
6/30/12
6/30/13
6/30/14
6/30/15
Nonperforming Loans
to Period-End Loans
(45)%
Allowance to
Nonperforming Loans
Continuing operations
135%
134%
206%
190%
6/30/12
6/30/13
6/30/14
6/30/15

Focused Forward: Disciplined Capital Management
Allows Key to execute on strategic priorities and maximize shareholder value
Strong Capital Position
Strong Capital Position
Disciplined Management
Disciplined Management
Maximizing Shareholder Value
Maximizing Shareholder Value
1. Organic growth
2. Dividends
3. Share repurchases
4. Opportunistic
growth
2014
Total
Shareholder
Payout
(a)
Peers
Note: Tangible book value and common share dividend reflect data at period-end
(a)
Dividends and share repurchases as a percent of net income; source: peer SEC filings; peers include: BBT, CMA, FITB, HBAN, MTB, PNC, RF, STI,
USB, and ZION
2Q12
2Q13
2Q14
2Q15
Tangible Book Value
per Share
+16%
2Q12
2Q13
2Q14
2Q15
+50%
Common Share Dividend
10.7%
9.9%
Common Equity Tier 1
Ratio, 6/30/15
Tangible Common Equity
to Tangible Assets,
6/30/15

Outlook and Expectations
Average Loans
•
Mid-single digit growth vs. FY 2014
Net Interest Income
•
Up low single-digits
without the benefit of higher rates
•
NIM: down from FY 2014, reflecting continued elevated levels of liquidity; relatively stable with 2Q15 reported level
Noninterest
Income
•
Mid-single digit growth compared to 2014
Expense
•
Relatively stable with 2014
Efficiency / Productivity
•
Positive operating leverage
Asset Quality
•
Net
charge-offs
to
average
loans
below
targeted
range
of
40
–
60
bps
•
Provision expected to approximate net charge-offs
Capital
•
Disciplined management of capital including dividends and share repurchases
7
Guidance
ranges:
relatively
stable:
+/-
2%;
low
single-digit:
<5%;
mid-single
digit:
4%
-
6%;
low
double-digit:
10%
-
13%
FY 2015
FY 2015

40%
54%
6%
Corporate Bank
Key’s Corporate Bank
Key’s Corporate Bank
Key 2014 Revenue
Key 2014 Revenue
Business
Business
Description
Description
Community Bank
Other
Corporate Bank
Real Estate
Capital
KeyBanc
Capital
Markets
Equipment
Finance
Provides leading commercial real estate finance services,
including construction and interim finance, permanent
mortgages, commercial real estate loan servicing, agency
financing solutions, and commercial payments
Offers a complete suite of corporate and investment banking
services to clients, including loans, M&A advisory, equity
and debt underwriting, syndicated finance, research, trading, derivatives, foreign exchange, and commercial payments
Provides tailored equipment lease and finance solutions to
meet client needs

A full-service corporate and investment bank serving middle market clients in targeted industry verticals

Regional Banks
Regional Banks
Bulge Bracket
Bulge Bracket
Capability / Model
Capability / Model
Middle Market Focus
Industry-driven Model
Investment Banking
Commercial Banking
Boutiques
Boutiques
Note:
Operating
model
and
capabilities
comparison
data
are
illustrative
and
represent
a
typical
firm
within
each
category;
some
exceptions
will
apply
Differentiated Operating Model
Most regional banks align by
geography.  Key competes
nationally based on industry
expertise
a significant
competitive advantage
9
Our middle market focus, industry-driven operating model and broad corporate &
investment banking capability set are unique… and drive results
Focused Franchise
Focused Franchise
Deep Industry Knowledge
Deep Industry Knowledge
Case Study:  Industrial (Metals & Mining Practice)
Case Study:  Industrial (Metals & Mining Practice)
•
Four dedicated metals & mining
coverage bankers with aligned M&A,
syndications and capital markets
professionals
•
Leading M&A advisory practice
•
Strong presence across industry events
•
Highly-rated equity research franchise
(two analysts covering 38 companies)
•
$1B in capital committed to sector
•
> 40 clients and 150 prospects

Delivering the Distinctive Platform
Our ability to lead transactions across markets allows us to match client needs with market conditions and deliver best execution
•
Key Corporate Bank completed > 1,000 transactions raising nearly $60B in capital for our clients, ~20% of which went to our balance sheet (LTM 2Q15)
Healthcare
Energy
Consumer
Industrial
Public Sector
Real Estate
Key’s Balance
Sheet
Equity Capital
Markets
Syndicated Loans
Real Estate Capital
Markets
Debt Capital Markets
(IG/HY/Public Fin.)
Industry Verticals
Industry Verticals
Capital Placement ($B)
Capital Placement ($B)
Key’s Capital Solutions
Key’s Capital Solutions
Credit facility (bank or institutional)
Bridge loan
Direct placement (debt or equity)
Equity offerings (IPOs / FOs / converts)
Commercial mortgage
Investment grade & high-yield debt
Mezzanine capital placement
Tax-exempt securities
$11
$32
$7
$7
$2
Additional value is created as Key delivers non-capital solutions (e.g., payments, derivatives, foreign exchange, financial advisory) to clients
Note:
Capital
placement
$
are
LTM
2Q15
and
include:
in
transactions
where
Key
served
as
bookrunner
(or
equivalent)
--
100%
of
capital
raised;
in
transactions
where
Key
served
as
co-manager
--
the
proportion
of
capital
corresponding
to
Key’s
transaction
economics
(e.g.,
$20MM
if
Key
were
a
10%
co-manager
on
a
$200MM
equity
offering);  balance sheet figures represent loan commitments; data excludes equipment finance and syndicated loan participations
Technology

Solid progress in growing both loans and investment banking & debt placement fees --
demonstrating the power of our model
•
Since 1Q09, investment banking and debt placement fees have increased substantially as we focused on a more targeted client base
•
Loan balances up $9B (+53%) vs. 2Q11 trough
Consistent Progress
Corporate Bank loan balances
Corporate Bank LTM investment banking & debt placement fees
Loan Balances ($B) & LTM Investment Banking & Debt Placement Fees ($MM)
Loan Balances ($B) & LTM Investment Banking & Debt Placement Fees ($MM)
Note:
Chart depicts period-end loan balances and investment banking and debt placement fees for Key Corporate Bank only; LTM denotes the ‘last twelve months’

5.7%
5.3%
4.6%
4.0%
4.0%
3.9%
3.5%
3.2%
Strong Relative Performance
Results
compare
favorably
to
external
benchmarks
we
are
gaining
loan
share
with higher asset productivity
Commercial and Industrial Loan Growth
Commercial and Industrial Loan Growth
Asset Productivity
Asset Productivity
Since our portfolio troughed in 2Q11, Key Corporate Bank has taken
C&I loan share…
…while our broad product capabilities generate peer-leading asset productivity
Revenue / Assets
(1H15 Annualized)
Peers
Key Corporate Bank
U.S. commercial banks
Commercial and Industrial Loans % change vs. 2Q11:
Source:  Loans and leases; Federal Reserve H8 report dated September 1, 2015; Peer data from SEC filings and earnings releases; Peer data for Corporate Bank equivalent segments of peer financial institutions (e.g., PNC Corporate & Institutional Banking segment). Peer banks include BAC, CMA, JPM, PNC, STI, USB, WFC.
Revenue / assets calculation equals 1H15 annualized revenue divided by 1H15 average assets for Key Corporate Bank and peers.
Commercial and Industrial
Loan Growth

42%
58%
Credit
Fee
New Client Profile: Product
New Client Profile: Product
New Client Profile: Revenue
New Client Profile: Revenue
~200 clients
Of clients acquired in 2015, only 29% are credit only…
…and fee revenue represents 58% of total new client revenue
~$60 million
Note:
Revenue figures are total realized revenue through June YTD 2015
Fee Clients
Fee Revenue
Key Corporate Bank’s new clients have a stronger
risk profile than our existing portfolio average
13
Growing Our Franchise: New Client Impact
Key Corporate Bank has acquired nearly 200 new client relationships through the first half of 2015, driving significant franchise value while maintaining a moderate risk profile
29%
18%
53%
Credit Only
Credit + Fee
Fee Only

We are focused on expanding our commercial payments franchise, an attractive annuity-based business that allows Key to deepen client relationships
Commercial Payments: Core Momentum
Key’s Actions
Key’s Actions
•
Leadership changes
new players and new
roles
•
New talent
~20% of team new to
commercial payments or Key
•
Vertical focus
tailor industry-specific
solutions aligned to Key’s verticals
•
Product enhancements
investments to
strengthen capabilities
–
Commercial card
–
Core treasury
–
Specialized solutions
•
Strategic partnerships
leveraging third-
party providers to deliver differentiated,
specialized client solutions
14
Impact
Impact
Revenue
YTD15
YTD14
Cards &
Payments
Revenue
YTD15
YTD14
Production
YTD15
YTD14
Average
Deal Size
YTD15
YTD14
+17%
+17%
+28%
+49%

Key utilizes our complete platform and a solutions-driven approach to help our clients drive growth and achieve their strategic goals
Key’s Differentiated Model in Action:  Metals Case Study
Legacy Client Profile (FY13)
Legacy Client Profile (FY13)
•
Business profile
–
Products: Engine Components,
Fuel Systems, Powertrain,
Transmission, Steering
–
Top end markets
–
Light Auto (60%)
–
General Industrial (25%)
–
Heavy Truck (5%)
•
Financial profile
–
Revenue: $375MM
–
Adj. EBITDA Margin: 13%
–
Enterprise Value (EV): $400MM
–
EV / Adj. EBITDA: 6.0x
•
New leadership
15
Key’s Model in Action
Key’s Model in Action
Client Profile Today
Client Profile Today
•
Business profile
–
Products: Engine Components,
Fuel Systems, Powertrain,
Transmission, Steering, Medical
Devices, Aircraft Structural &
Communications Components,
Electrical Transmission &
Distribution Components
–
Top end markets:
–
Light Auto (54%)
–
General Industrial / Aerospace
(19%)
–
Medical (12%)
•
Financial profile
–
Revenue: $900MM
–
Adj. EBITDA Margin: 20%
–
Enterprise Value (EV): $1.4B
–
EV / Adj. EBITDA: 8.0x
•
Strategic advice
–
Active, ongoing strategic/M&A
dialogue, including proprietary
deal flow
–
Two successful buy-side M&A
engagements
•
Capital markets support and
sponsorship
–
Joint Bookrunner on two senior
secured credit facilities (> $1B in
total capital raised)
–
Sole Bookrunner on $180MM
follow-on equity offering
–
Joint Bookrunner on $300MM
senior unsecured notes offering
–
Consistent provider of equity
research coverage
–
Non-deal roadshows
–
Industry conferences
–
Capital markets updates
Note:
Key’s Model in Action and Client Profile Today are pro forma for a pending acquisition and associated financings

Appendix 16 *************************************************** *****************************************************

Progress on Targets for Success
(a)
Continuing operations, unless otherwise noted
(b)
Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c)
Excludes intangible asset amortization; non-GAAP measure: see slides 31-32 for reconciliation
17
Balance Sheet
Efficiency
Balance Sheet
Efficiency
Moderate Risk
Profile
Moderate Risk
Profile
High Quality,
Diverse
Revenue Streams
High Quality,
Diverse
Revenue Streams
Positive Operating
Leverage
Positive Operating
Leverage
Disciplined
Capital
Management
Disciplined
Capital
Management
Metrics
(a)
2012
2013
Targets
Loan to deposit ratio
(b)
Loan to deposit ratio
(b)
NCOs to average loans
NCOs to average loans
Provision for credit losses
to average loans
Provision for credit losses
to average loans
Net interest margin
Net interest margin
Noninterest income to total revenue
Noninterest income to total revenue
Cash efficiency ratio
(c)
Cash efficiency ratio
(c)
Return on average assets
Return on average assets
86%
85%
.69%
.20%
67.8%
66.2%
1.03%
1.08%
.42%
.10%
3.21%
2.97%
45%
44%
90% -100%
.40% -
.60%
LT: >3.50%
LT: <60%
1.00% -1.25%
>40%
2014
2Q15
84%
.32%
67.3%
1.03%
.26%
3.12%
43%
87%
.25%
65.1%
1.03%
.28%
2.88%
45%

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a)
From continuing operations
(b)
Year-over-year average balance growth
(c)
From consolidated operations
(d)
Non-GAAP
measure:
see
slides
31-32
for
reconciliation
EPS –
assuming dilution
$ .27
$ .26
$ .28
$ .23
$  .27
Cash efficiency
ratio
(d)
65.1
%
65.1
%
64.4
%
69.7
%
65.6
%
Net interest margin (TE)
2.88
2.91
2.94
2.96
2.98
Return on average total assets
1.03
1.03
1.12
.92
1.14
Total loans and leases
4
%
5
%
5
%
5
%
6
%
CF&A
loans
10
12
12
11
13
Deposits
(excl. foreign deposits)
6
5
2
4
2
Common
Equity
Tier
1
(d)
10.7
%
10.6
%
-
-
-
Tier
1
common
equity
(d)
-
-
11.2
%
11.3
%
11.3
%
Tier 1 risk-based capital
11.1
11.0
11.9
12.0
12.0
Tangible
common
equity
to
tangible
assets
(d)
9.9
9.9
9.9
10.3
10.2
NCOs to average loans
.25
%
.20
%
.22
%
.22
%
.22
%
NPLs to EOP portfolio loans
.72
.75
.73
.71
.71
Allowance for loan losses to EOP loans
1.37
1.37
1.38
1.43
1.46
Balance
Sheet
Growth
(a),
(b)
Balance
Sheet
Growth
(a),
(b)
Capital
(c)
Capital
(c)
Asset
Quality
(a)
Asset
Quality
(a)
Financial
Performance
(a)
Metrics
2Q15
1Q15
4Q14
3Q14
2Q14

Loan growth continues to be driven primarily by
CF&A loans
Deposit growth of 6% from 2Q14 due to strength
in commercial mortgage servicing and
commercial and consumer client inflows
Deposit cost continues to improve compared to
prior year
Strong Balance Sheet
Highlights
Highlights
Average Total Loan and Deposit Growth
Average Total Loan and Deposit Growth
Funding Cost
Funding Cost
(a)
Excludes deposits in foreign office
$40.0
$55.0
$70.0
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$ in billions
Total average
loans
Total average deposits
(a)
Deposits up 6% Y-o-Y
Loans up 4% Y-o-Y
$21.0
$23.0
$25.0
$27.0
$29.0
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$ in billions
Average Commercial, Financial & Agricultural Loans
Average Commercial, Financial & Agricultural Loans
$26.4
$29.0
Cost of total deposits
(a)
Interest-bearing liability cost

Average Total Investment Securities
Average Total Investment Securities
Highlights
Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
Continue to position portfolio for upcoming
regulatory liquidity requirements:
–
2015 average balance growth reflects
actions taken to increase liquidity reserves
–
Growth and reinvestment of portfolio cash
flows have been predominantly in GNMA
securities (~47% of total portfolio was
GNMA at 6/30/15)
Securities cash flows of $1.1 billion in 2Q15, up
slightly from $1 billion in 1Q15
Average portfolio life at 6/30/15 of 3.8 years,
compared to 3.5 years at 3/31/15
Securities to Total Assets
(b)
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield
(a)
Average HTM securities
2.10%
.00%
1.00%
2.00%
3.00%
$0.0
$5.0
$10.0
$15.0
$20.0
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
19%
20%
10%
14%
18%
22%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$17.4
2.17%
$18.3

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
Actively Managing Rate Risk
•
High quality
•
Fixed rate agency MBS and CMOs
•
Average maturity: 3.8 years
•
GNMAs total 47% of total portfolio
•
Reinvesting cash flows into GNMAs
$11
$17
$7
$7
Size of swap
portfolio
Modeled asset
sensitivity
~3%
0%
~7%
$7
Flexibility to Adjust Rate
Sensitivity with Swaps
(b)
Loan Portfolio
Variable:
70%
Fixed:
30%
Deposits
(a)
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 38%
Interest-
bearing, non-
time: 55%
CDs:
7%
•
Maintaining moderate asset sensitive position of ~3%
-
Assumes 200 basis point increase in short or intermediate-
term rates over a 12-month period
•
Utilize swaps for debt hedging and asset liability management
-
Fairly even pace of A/LM swap maturities
6/30/15
Swaps
($ in B)
6/30/15
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L
Management
$   10.5
2.6
1.0%
.2%
Debt
6.8
3.5
2.1
.2
$  17.3
1.5%
.2%
2Q15
$18 B
AFS: $13 B
HTM: $5 B
Balance sheet has relatively short duration and is
impacted by short and intermediate-term rates
$17 B
21
Actively managing a naturally asset sensitive balance sheet
Note: Loan, deposit and investment portfolio balances reflect quarterly average balances
(a)
Excludes deposits in foreign office
(b)
May not foot due to rounding
2Q15
2Q15

High Quality and Diverse Revenue
TE = Taxable equivalent
Net Interest Income & Net Interest Margin Trend (TE)
Net Interest Income & Net Interest Margin Trend (TE)
Noninterest Income
Noninterest Income
Net interest income (TE)
NIM (TE)
$ in millions; continuing operations
Highlights
Highlights
$ in millions; continuing operations
Leveraged lease termination gains
$579
$591
2.98%
2.88%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$150
$225
$300
$375
$450
$525
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$455
$488
23%
29%
13%
9%
9%
2%
5%
10%
Trust & Investment Services
Investment Banking & Debt
Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other
2Q15 Noninterest Income Diversity
(a)
Other includes corporate-owned life insurance, principal investing, etc.
(a)
Diverse noninterest income contributes over 40%
of total revenue
2Q15: Record quarter for investment
banking and debt placement fees
Growth in core businesses
2Q15 net interest income growth reflects higher
loan balances offset by lower earning asset yields

$400
$500
$600
$700
$800
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
23
Focused Expense Management
Noninterest Expense
Noninterest Expense
$ in millions
Highlights
Highlights
$687
(a)
Non-GAAP measure: see slides 31-32 for reconciliation
(b)
3Q12 excludes one-time gains of $54 million related to the redemption of trust preferred securities
Cash Efficiency Ratio
(a), (b)
Cash Efficiency Ratio
(a), (b)
Cash efficiency ratio, excl. costs for continuous improvement efforts
$711
2Q15 noninterest expense up 3% from prior year,
primarily attributed to:
–
Performance-based compensation
–
Costs associated with the 3Q14 acquisition of
Pacific Crest
2Q15 included $10 MM of costs associated with
continuous improvement and efficiency efforts
Expense growth of 6% from 1Q15 driven by:
–
Performance-based compensation
–
Seasonal trends
•
Annual merit increases
•
Increased day count
•
Higher marketing spend
•
Lower employee benefits expense
–
Business services and professional fees

$30
$36
$12
$41
.22%
.25%
.00%
.20%
.40%
.60%
$0
$10
$20
$30
$40
$50
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
.71%
.72%
0.40%
0.80%
1.20%
1.60%
$0
$200
$400
$600
$800
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
24
Nonperforming Assets
Nonperforming Assets
Net Charge-offs & Provision for Credit Losses
Net Charge-offs & Provision for Credit Losses
NPLs
NPLs to period-end loans
NCOs
Provision for credit
losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Strong Asset Quality
Highlights
Highlights
Net loan charge-offs remain below targeted range,
at 25 basis points of average loans
Nonperforming loans represented 72 basis points
of period-end loans
Allowance for loan and lease losses represented
1.37% of period-end loans: 190% coverage of
nonperforming loans
Allowance for Loan and Lease Losses
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$814
$796
206%
190%
110%
135%
160%
185%
210%
$600
$700
$800
$900
$1,000
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$410
$440

Period-
end loans
Average
loans
Net loan
charge-
offs
Net loan
charge-offs
(b)
/
average loans
(%)
Nonperforming
loans
(c)
Ending
allowance
Allowance /
period-end
loans
(%)
Allowance
/
NPLs
(%)
6/30/15
2Q15
2Q15
2Q15
6/30/15
6/30/15
6/30/15
6/30/15
Commercial,
financial
and
agricultural
(a)
$   29,285
$   29,017
$            15
.21%
$                 100
$             418
1.43%
418.00%
Commercial real estate:
Commercial Mortgage
7,874
7,981
-
-
26
144
1.83
553.85
Construction
1,254
1,199
(1)
(.33)
12
31
2.47
258.33
Commercial lease financing
4,010
3,981
-
-
18
53
1.32
294.44
Real
estate
–
residential
mortgage
2,252
2,237
-
-
67
20
.89
29.85
Home equity
10,532
10,510
8
.31
184
61
.58
33.15
Credit cards
753
737
7
3.81
2
31
4.12
N/M
Consumer
other
–
Key
Community
Bank
1,595
1,571
4
1.02
1
21
1.32
N/M
Consumer
other
–
Exit
Portfolio
709
745
3
1.62
9
17
2.40
188.89
Continuing total
(d)
$   58,264
$    57,978
$            36
.25%
$                 419
$             796
1.37%
189.98%
Discontinued operations
1,962
2,168
2
.37
6
22
1.12
366.67
Consolidated total
$   60,226
$    60,146
$            38
.25%
$                 425
$             818
1.36%
192.47%
Credit Quality by Portfolio
Credit Quality by Portfolio
Credit Quality
$ in millions
25
(a)
6-30-15 ending loan balance includes $89 million of commercial credit card balances; 6-30-15 average loan balance includes $88 million of assets from commercial credit cards
(b)
Net loan charge-off amounts are annualized in calculation
(c)
6-30-15 NPL amount excludes $12 million of purchased credit impaired loans
(d)
6-30-15 ending loan balance includes purchased loans of $125 million, of which $12 million were purchased credit impaired
N/M = Not meaningful

Asset Quality Trends
Criticized Outstandings
(a)
to Period-end Total Loans
Criticized Outstandings
(a)
to Period-end Total Loans
Delinquencies to Period-end Total Loans
Delinquencies to Period-end Total Loans
(a)
Loan and lease outstandings
(b)
From continuing operations
30 –
89 days delinquent
90+ days delinquent
.49%
.31%
.15%
.11%
.00%
.25%
.50%
.75%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
2.7%
3.1%
0.0%
1.0%
2.0%
3.0%
4.0%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Metric
(b)
2Q15
1Q15
4Q14
3Q14
2Q14
Delinquencies to
EOP total loans: 30-89 days
.31
%
.37
%
.41
%
.61
%
.49
%
Delinquencies to
EOP total loans: 90+ days
.11
.19
.17
.13
.15
NPLs to EOP portfolio loans
.72
.75
.73
.71
.71
NPAs to EOP portfolio loans + OREO + Other NPAs
.75
.79
.76
.74
.74
Allowance for loan losses to period-end loans
1.37
1.37
1.38
1.43
1.46
Allowance for loan losses to NPLs
189.8
181.7
190.0
200.5
205.6
Continuing operations
Continuing operations

Vintage (% of Loans)
Loan
Balances
Average
Loan Size ($)
Average
FICO
Average
LTV
(a)
% of
Loans
LTV>90%
2012 and
later
2011
2010
2009
2008 and
prior
Loans and lines
First lien
$            6,207
$          64,383
770
67
%
.5
%
55
%
4
%
3
%
3
%
35
%
Second lien
4,089
51,618
765
76
3.4
37
4
3
4
52
Community Bank
$          10,296
58,741
768
71
1.6
48
4
3
3
42
Exit portfolio
236
19,156
729
80
29.0
-
-
-
-
100
Total home equity
portfolio
$          10,532
Nonaccrual loans and lines
First lien
$                102
$          65,179
723
72
%
1.3
%
12
%
3
%
3
%
5
%
77
%
Second lien
74
47,054
712
80
1.3
5
2
2
4
87
Community Bank
$              176
56,140
718
76
1.3
9
3
2
5
81
Exit portfolio
8
22,626
702
75
24.0
-
-
-
-
100
Total home equity nonaccruals
$              184
Second quarter net charge-offs (NCOs)
Community Bank
$                 7
20
%
1
%
2
%
5
%
72
%
% of average loans
.27%
Exit Portfolio
$                 1
-
-
-
-
-
% of average loans
1.64%
(a) Average LTVs are at origination; current average LTVs for Community Bank total home equity loans and lines is approximately 68%, compared to 70% at the end of the first quarter of 2015
Home Equity Portfolio –6/30/15
Home Equity Portfolio –6/30/15
$ in millions, except average loan size
Home Equity Portfolio
Highlights
Highlights
High quality portfolio
Community bank loans and lines: 98% of total portfolio; branch-
originated
–
60% first lien position
–
Average FICO score of 768
–
Average LTV at origination: 71%
$3.9 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.6 billion are lines
$1.3 billion in lines outstanding (12% of the total portfolio)
come to end of draw period in the next four years
–
Proactive communication and client outreach initiated
near end of draw period

Oil & Gas
Longstanding history, expertise and relationships

Strong Portfolio Characteristics
Strong Portfolio Characteristics
>10 years of experience in energy lending with >20
specialists dedicated to oil & gas
Focused on middle market companies, aligned with our
relationship strategy
Portfolio regularly stress tested
Primarily secured by proven reserves
Total Loans Outstanding, 6/30/15
>40% of clients’ 2015 production is hedged
Relationships contribute to noninterest income; ~5% of
FY14 investment banking and debt placement fees
Net charge-offs lower than overall portfolio
Allowance reflects estimated impact of current oil prices
Oil & Gas: 2%
Other: 98%
Oil & Gas Outstanding Balances, 6/30/15
Oilfield Services
Upstream: 60%,
$0.6 B
Midstream: 30%,
$0.3 B
Downstream: 10%,
$0.1 B
$0.1 B
Oil & Gas
$1.0 B

Balance Outstanding
Change
Net Loan Charge-offs
Balance on
Nonperforming Status
6-30-15
3-31-15
6-30-15 vs.
3-31-15
2Q15
1Q15
(b)
6-30-15
3-31-15
Residential properties –
homebuilder
$           6
$          6
-
-
$
1
$          8
$          8
Marine and RV floor plan
2
6
$            (4)
-
-
1
5
Commercial
lease
financing
(a)
831
877
(46)
-
(1)
-
-
Total commercial loans
839
889
(50)
-
-
9
13
Home equity –
Other
236
253
(17)
$         1
-
8
9
Marine
673
730
(57)
3
2
8
9
RV and other consumer
47
50
(3)
-
1
1
1
Total consumer loans
956
1,033
(77)
4
3
17
19
Total exit loans in loan portfolio
1,795
1,922
$        (127)
$        4
$         3
$        26
$        32
Discontinued
operations
–
education
lending
business
(not
included
in
exit
loans
above)
(c)
$    1,962
$    2,219
$        (257)
$        2
$        6
$
6
$
8
$2,560
$1,859
$0
$1,000
$2,000
$3,000
$4,000
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$ in millions; average balances
(a)
Includes
(1)
the
business
aviation,
commercial
vehicle,
office
products,
construction
and
industrial
leases;
(2)
Canadian
lease
financing
portfolios;
(3)
European
lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases
(b)
Credit amounts indicate recoveries exceeded charge-offs
(c)
Excludes loans held for sale of $179 million at June 30, 2015
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio
Exit Loan Portfolio

Disciplined capital management
–
Increased quarterly common share
dividend by 15%
–
Repurchased $129 MM of common shares
in 2Q15
Tier 1 Common Equity
(a)
Tier 1 Common Equity
(a)
Tangible Common Equity to Tangible Assets
(a)
Tangible Common Equity to Tangible Assets
(a)
Strong Capital
Highlights
Highlights
Book Value per Share
Book Value per Share
Note: Common share repurchase amounts include repurchases to offset issuances of common shares under our employee compensation plans
(a)
Non-GAAP measure: see slides 31-32  for reconciliations
(b)
The Regulatory Capital Rules, effective January 1, 2015 for Key, introduced a new capital measure, “Common Equity Tier 1”
$11.65
$12.21
$9.00
$10.00
$11.00
$12.00
$13.00
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
11.25%
10.71%
6.00%
8.00%
10.00%
12.00%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
10.15%
9.86%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Common Equity
Tier 1
(a), (b)
Common Equity
Tier 1
(a), (b)

Three months ended
6-30-15
3-31-15
12-31-14
9-30-14
6-30-14
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP)
$
10,590
$
10,603
$
10,530
$
10,486
$
10,504
Less:
Intangible
assets
(a)
1,085
1,088
1,090
1,105
1,008
Preferred
Stock,
Series
A
(b)
281
281
282
282
282
Tangible common equity (non-GAAP)
$
9,224
$
9,234
$
9,158
$
9,099
$
9,214
Total assets (GAAP)
$
94,606
$
94,206
$
93,821
$
89,784
$
91,798
Less:
Intangible
assets
(a)
1,085
1,088
1,090
1,105
1,008
Tangible assets (non-GAAP)
$
93,521
$
93,118
$
92,731
$
88,679
$
90,790
Tangible common equity to tangible assets ratio (non-GAAP)
9.86
%
9.92
%
9.88
%
10.26
%
10.15
%
Common Equity Tier 1 at period end
Key shareholders’ equity (GAAP)
$
10,590
$
10,603
-
-
-
Less:
Preferred
Stock,
Series
A
(b)
281
281
-
-
-
Common Equity Tier 1 capital before adjustments and deductions
10,309
10,322
-
-
-
Less:
Goodwill, net of deferred taxes
1,034
1,036
-
-
-
Intangible
assets, net of deferred taxes
33
36
-
-
-
Deferred tax assets
1
1
-
-
-
Net unrealized gains (losses) on available-for-sale securities, net of deferred
taxes
-
52
-
-
-
Accumulated gains (losses) on cash flow hedges, net of deferred taxes
(20)
(8)
-
-
-
Amounts
in
AOCI
attributed
to
pension
and
postretirement
benefit
costs,
net of deferred taxes
(361)
(364)
-
-
-
Total Common Equity Tier 1 capital
$
9,622
$
9,569
-
-
-
Net risk-weighted
assets (regulatory)
$
89,851
$
89,967
-
-
-
Common Equity Tier 1 ratio (non-GAAP)
10.71
%
10.64
%
-
-
-
Tier 1 common equity at period end
Key shareholders’ equity (GAAP)
-
-
$
10,530
$
10,486
$
10,504
Qualifying capital securities
-
-
339
340
339
Less:
Goodwill
-
-
1,057
1,051
979
Accumulated
other
comprehensive
income
(loss)
(c)
-
-
(395)
(366)
(328)
Other
assets
(d)
-
-
83
110
86
Total Tier 1 capital (regulatory)
-
-
10,124
10,031
10,106
Less:
Qualifying capital securities
-
-
339
340
339
Preferred
Stock,
Series
A
(b)
-
-
282
282
282
Total Tier 1 common equity (non-GAAP)
-
-
$
9,503
$
9,409
$
9,485
Net risk-weighted assets (regulatory)
-
-
$
85,100
$
83,547
$
84,287
Tier 1 common equity ratio (non-GAAP)
-
-
11.17
%
11.26
%
11.25
%
GAAP to Non-GAAP Reconciliation
$ in millions
31
a)
Three
months
ended
6/30/15,
3/31/15,
12/31/14,
9/30/14,
and
6/30/14
exclude
$55
million,
$61
million,
$68
million,
$72
million,
and
$79
million,
respectively,
of
period-end purchased credit card receivables
b)
Net of capital surplus
c)
Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
d)
Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments. There were no disallowed deferred tax assets at December 31, 2014, September 30, 2014, and June 30, 2014

Three months ended
6-30-15
3-31-15
12-31-14
9-30-14
6-30-14
Pre-provision net revenue
Net interest income (GAAP)
$
584
$
571
$
582
$
575
$
573
Plus:
Taxable-equivalent adjustment
7
6
6
6
6
Noninterest income (GAAP)
488
437
490
417
455
Less:
Noninterest expense (GAAP)
711
669
704
706
687
Pre-provision net revenue from continuing operations (non-GAAP)
$
368
$
345
$
374
$
292
$
347
Average tangible common equity
Average Key shareholders’ equity (GAAP)
$
10,590
$
10,570
$
10,562
$
10,473
$
10,459
Less:
Intangible
assets
(average)
(a)
1,086
1,089
1,096
1,037
1,010
Preferred Stock, Series A (average)
290
290
291
291
291
Average tangible common equity (non-GAAP)
$
9,214
$
9,191
$
9,175
$
9,145
$
9,158
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)
$
230
$
222
$
246
$
197
$
242
Average tangible common equity (non-GAAP)
9,214
9,191
9,175
9,145
9,158
Return on average tangible common equity from continuing operations (non-
GAAP)
10.01
%
9.80
%
10.64
%
8.55
%
10.60
%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP)
$
233
$
227
$
248
$
180
$
214
Average tangible common equity (non-GAAP)
9,214
9,191
9,175
9,145
9,158
Return on average tangible common equity consolidated (non-GAAP)
10.14
%
10.02
%
10.72
%
7.81
%
9.37
%
Twelve months ended
Cash efficiency ratio
12-31-14
12-31-13
12-31-12
Noninterest expense (GAAP)
$
711
$
669
$
704
$
706
$
687
$
2,761
$
2,812
$
2,834
Less:
Intangible asset amortization (GAAP)
9
9
10
10
9
39
44
23
Adjusted noninterest expense (non-GAAP)
$
702
$
660
$
694
$
696
$
678
$
2,722
$
2,768
$
2,811
Net interest income (GAAP)
$
584
$
571
$
582
$
575
$
573
$
2,293
$
2,325
$
2,264
Plus:
Taxable-equivalent adjustment
7
6
6
6
6
24
23
24
Noninterest income (GAAP)
488
437
490
417
455
1,797
1,766
1,856
Total taxable-equivalent revenue (non-GAAP)
$
1,079
$
1,014
$
1,078
$
998
$
1,034
$
4,114
$
4,114
$
4,144
Cash efficiency ratio (non-GAAP)
65.1
%
65.1
%
64.4
%
69.7
%
65.6
%
66.2
%
67.3
%
67.8
%
GAAP to Non-GAAP Reconciliation
(continued)
$ in millions
(a)
Three months ended 6/30/15, 3/31/15, 12/31/14, 9/30/14, and 6/30/14 exclude $58 million, $64 million, $69 million, $76 million, and $82 million, respectively, of average purchased credit card receivable intangible assets

KeyCorp & Subsidiaries
$ in billions
Quarter ended
June 30, 2015
Common Equity Tier 1 under current Regulatory Capital Rules
$                   9.6
Adjustments from
current Regulatory Capital Rules to the fully phased-in Regulatory Capital Rules:
Deferred
tax assets and other assets
(b)
(.1)
Common
Equity
Tier
1
anticipated
under
the
fully
phased-in
Regulatory
Capital
Rules
(c)
$                   9.6
Net risk-weighted assets under current Regulatory Capital Rules
$                  89.9
Adjustments from
current Regulatory Capital Rules to the fully phased-in Regulatory Capital Rules:
Mortgage
servicing assets
(d)
.5
All other assets
(e)
-
Total
risk-weighted
assets
anticipated
under
the
fully
phased-in
Regulatory
Capital
Rules
(c)
$                 90.3
Common
Equity
Tier
1
under
the
fully
phased-in
Regulatory
Capital
Rules
10.6
%
(a)
Common
Equity
Tier
1
capital
is
a
non-generally
accepted
accounting
principle
(GAAP)
financial
measure
that
is
used
by
investors,
analysts
and
bank
regulatory
agencies to assess the capital position of financial services companies. Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b)
Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c)
The
anticipated
amount
of
regulatory
capital
and
risk-weighted
assets
is
based
upon
the
federal
banking
agencies’
Regulatory
Capital
Rules
(as
fully
phased-in
on
January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
(e)
Includes the phase in of deferred tax assets arising from temporary differences at 250% risk-weight. Additionally, under the fully implemented rule, certain deferred tax
assets
and
intangible
assets
subject
to
the
transition
provision
are
no
longer
required
to
be
risk-weighted
because
they
are
deducted
directly
from
capital.
Table may not foot due to rounding
33
Common Equity Tier 1 Under the Regulatory Capital Rules
(estimated)
(a)